Exhibit 99.1

Faraday Future Announces $30 Million in Financing Commitments from the Middle East, the United States, and Asia

●	Secured Funding: Faraday Future has obtained $30 million in financing commitments from the Middle East, the United States, and Asia.

●	Milestone: The involvement of Master Investment, an investment firm of Sheikh Abdulla Al Qassimi from Ras Al Khaimah, UAE, a Middle Eastern investor highlights Faraday Future's successful regional expansion and strengthens its global business position.

Los Angeles, CA (Sept. 5, 2024) -- Faraday Future Intelligent Electric Inc. (Nasdaq: FFIE) (“FF”, “Faraday Future”, or “Company”), a California-based global shared intelligent electric mobility ecosystem company, announced today that it has secured $30 million in financing commitments from investors in the Middle East, the United States, and Asia. The participation from a Middle East investor, Master Investment, an investment firm of Sheikh Abdulla Al Qassimi from Ras Al Khaimah, the UAE represents a significant milestone, underscoring the Company’s successful expansion and development efforts in the region. This financing not only validates Faraday Future’s progress in enhancing its international presence but also strategically positions the Company for growth and new business opportunities.

The new financing commitment includes a previously funded $7.50 million and $22.50 million of new investment (the “Financing”) in the form of convertible notes (“Convertible Notes”) and warrants to acquire additional shares of the Company’s common stock (“Warrants”). The conversion price for the Convertible Notes and exercise price for the Warrants, are $5.24 and $6.29 per share, respectively, subject to adjustment as set forth therein. The shares of common stock underlying the Convertible Notes and Warrants issued in the Financing are currently unregistered, subject to trading restrictions, and not immediately tradable. The Financing is subject to customary closing conditions. For additional information regarding the material terms relating to the Financing, please see the Company’s Form 8-K to be filed with the SEC by September 6, 2024.

In April 2024, the Company announced the establishment of a Middle Eastern sales entity in Dubai, an important milestone for the Company. With FF’s entry into the Middle East, it now operates a “third pole” geographic strategy expanding its reach beyond the U.S. and China.

FF’s Global Automotive Industry Bridge Strategy and second brand approach will help the Company to leverage AI and software technologies for its users across multiple market segments, potentially accelerating FF’s mass-market entry while maintaining its ultra-luxury offering. FF remains focused on executing its global strategy and bringing its unique vision of intelligent electric mobility to a broader audience. FF expects to integrate the strengths of the U.S. automotive industry and markets with those of Chinese original equipment manufacturers (OEMs) and parts suppliers focusing on the $20,000 to $80,000 price segment.

“I am delighted to participate in this round of financing on behalf of Ras Al Khaimah and the UAE. As FF’s strategic partner, I am also excited to bring FF's upcoming business expansion to Ras Al Khaimah and Middle East. I believe this will bring unprecedented growth opportunities for FF. This will also provide significant momentum for FF's strategic development, particularly in offering strong support for a rapid global development.” Said Sheikh Abdulla Al Qassimi.

“I am extremely encouraged for the possibilities that this new funding will bring to FF, including supporting our ongoing FF 91 2.0 production and enhanced product and software updates,” said Matthias Aydt, Global CEO of FF. “FF is a unique and differentiated electric vehicle company with significant growth prospects, especially with the addition of our Global Automotive Industry Bridge Strategy and second brand vehicle approach that are currently in the works. I also want to thank FF Global Partners who made meaningful contributions to this financing as a Company consultant.”

“I’m truly thankful for our investor support. Moving forward, FF will continue to focus on the delivery and execution of the FF 91 2.0 production, the Global Automotive Industry Bridge Strategy, and establishing a footprint in the UAE and Middle East. We believe these are amazing and unique opportunities for FF to pursue, which have the potential to create meaningful value,” said Jerry Wang, Head of Corporate Development, FFIE (Consultant).

The Convertible Notes, along with the Warrants, were offered and sold in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Accordingly, the Convertible Notes, Warrants and underlying shares of common stock issuable upon conversion of the Convertible Notes and exercise of the Warrants may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The Company has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares of common stock issuable upon conversion of the Convertible Notes and exercise of the Warrants issued in connection with the Financing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the convertible notes, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ABOUT FARADAY FUTURE

Faraday Future is the pioneer of the Ultimate AI TechLuxury ultra spire market in the intelligent EV era, and the disruptor of the traditional ultra-luxury car civilization epitomized by Ferrari and Maybach. FF is not just an EV Company, but also a software-driven intelligent internet Company. Ultimately FF aims to become a User Company by offering a shared intelligent mobility ecosystem. FF remains dedicated to advancing electric vehicle technology to meet the evolving needs and preferences of users worldwide, driven by a pursuit of intelligent and AI-driven mobility.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the closing of the Convertible Notes financing, the China-U.S. Automotive Bridge Strategy, entry into the Middle East, future FF 91 production, a second brand integrating the Company’s AI and software into a second brand, and anticipated use of funds from the Convertible Notes financing, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important factors, among others, that may affect actual results or outcomes include, among others: that the closing of the Financing could be delayed or not occur at all; the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to pay its outstanding obligations; the Company's ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company’s limited operating history and the significant barriers to growth it faces; the Company’s history of losses and expectation of continued losses; the success of the Company’s payroll expense reduction plan; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the Company’s ability to cover future warrant claims; the success of other competing manufacturers; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s indebtedness; the Company’s ability to cover future warranty claims; the Company’s ability to use its “at-the-market” program; insurance coverage; general economic and market conditions impacting demand for the Company’s products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company's control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company's operations in China; the success of the Company's remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company's ability to develop and protect its technologies; the Company's ability to protect against cybersecurity risks; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-K filed with the SEC on May 28, 2024, as amended on May 30, 2024, and June 24, 2024, as updated by the “Risk Factors” section of the Company’s first quarter 2024 Form 10-Q filed with the SEC on July 30, 2024, and other documents filed by the Company from time to time with the SEC.

CONTACTS

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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